Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Trade receivables, net	$ 57,845	$ 66,648	$ 54,647
Other receivables	5,860	13,455	23,973
Total	63,705	80,103	$ 78,620
Due from co-manufacturers	4,200	3,500
Income taxes receivable	$ 1,500	$ 9,500